Significant Accounting Policies (Details Narrative) $ in Thousands	6 Months Ended
Jun. 30, 2020 USD ($)
Accounting Policies [Abstract]
Allowance for credit losses	$ 9
Expected credit loss rate on total outstanding receivables from voyage charters	0.06%
Expected credit loss rate on total outstanding receivables from demurrages	2.10%
Aggregate difference between market value and carrying value of vessel	$ 4,592